UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

THE INVENTURE GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE INVENTURE GROUP, INC.

5415 East High Street Suite 350

Phoenix, Arizona 85054

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 20, 2010

Dear Stockholder:

The 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of The Inventure Group, Inc., a Delaware corporation (the “Company”), will be held on May 20, 2010, at 9:00 a.m. local time, at Scottsdale Marriott at McDowell Mountains 16770 North Perimeter Drive Scottsdale, Arizona 85260  for the following purposes:

(1)           To elect the Directors of the Company to serve until the 2011 Annual Meeting of Stockholders;

(2)           To approve an amendment to our Certificate of Incorporation, as amended, to change our name from “The Inventure Group, Inc.” to “Inventure Foods, Inc.”;

(3)           To ratify the selection of Moss Adams LLP as independent public accountants for fiscal year 2010; and

(4)           To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed March 31, 2010 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.  Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed for the Annual Meeting.

Your copy of the 2009 Annual Report of the Company is enclosed.

This notice, the attached Proxy Statement and Proxy, and the Company’s 2009 Annual Report are available on the Company’s website at www.inventuregroup.net by choosing “Investors” and then the “SEC Filings” links.

By Order of the Board of Directors

Terry McDaniel
Chief Executive Officer

Phoenix, Arizona
April 16, 2010

IMPORTANT

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.  HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO PROMPTLY MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING.  YOUR PROXY WILL BE RETURNED TO YOU IF YOU SHOULD BE PRESENT AT THE ANNUAL MEETING AND SHOULD REQUEST SUCH RETURN OR IF YOU SHOULD REQUEST SUCH RETURN IN THE MANNER PROVIDED FOR REVOCATION OF PROXIES ON THE INITIAL PAGES OF THE ENCLOSED PROXY STATEMENT.  PROMPT RESPONSE BY OUR STOCKHOLDERS WILL REDUCE THE TIME AND EXPENSE OF SOLICITATION.

THE INVENTURE GROUP, INC.

5415 East High Street Suite 350

Phoenix, Arizona 85054

PROXY STATEMENT FOR ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON MAY 20, 2010

Solicitation of Proxies; Accompanying Documentation

We are delivering these proxy materials to solicit proxies on behalf of the Board of Directors of The Inventure Group, Inc. (which we refer to as the “Company,” “we,” or “us”), for the 2010 Annual Meeting of Stockholders (the “Annual Meeting”), including any adjournment or postponement thereof.  The Annual Meeting will be held on May 20, 2010, at 9:00 a.m. local time, at the Scottsdale Marriott at McDowell Mountains 16770 North Perimeter Drive Scottsdale, Arizona 85260.  Starting on or about April 16, 2010, we are mailing this proxy statement to stockholders entitled to vote at the Annual Meeting, together with a form of proxy and voting instruction card (“proxy card”) and the Company’s Annual Report for the year ended December 26, 2009 (which includes a copy of the Company’s Form 10-K for such period, including audited financial statements, filed with the Securities and Exchange Commission (the “SEC”)).

Costs of Solicitation

All expenses of the Company in connection with this solicitation will be borne by the Company.  In addition to the solicitation of proxies by use of the mail, officers, Directors and employees of the Company may solicit the return of proxies by personal interview, mail, telephone and/or facsimile.  Such persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses.  The Company will also request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company’s transfer agent, American Stock Transfer & Trust Co., for their reasonable out-of-pocket expenses in forwarding such material.

Stockholders Entitled to Vote at the Annual Meeting

If you were a registered stockholder at the close of business on the record date, March 31, 2010 (the “Record Date”), you are entitled to receive this notice and to vote at the Annual Meeting.  There were 17,887,643 shares of common stock outstanding on the Record Date.  You will have one vote on each matter properly brought before the Annual Meeting for each share of Company common stock you own.

How to Vote Your Shares

Your vote is important. Your shares can be voted at the Annual Meeting only if you are present in person or represented by proxy.  Even if you plan to attend the Annual Meeting, we urge you to vote in advance.  If you own your shares in record name, you may cast your vote by simply marking, dating and signing your proxy card, and then returning it to the Company’s transfer agent, American Stock Transfer & Trust Co., in the postage-paid envelope provided.

Stockholders who hold their shares beneficially in a street name through a nominee (such as a bank or broker) may be able to vote by either the telephone or the Internet, as well as by mail.  You should follow the instructions you receive from your nominee to vote these shares.

How to Revoke Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting by:

•      delivering written notice of revocation to: Secretary, The Inventure Group, Inc., 5415 East High Street Suite 350, Phoenix, Arizona, 85054  at any time before the proxy is voted;

•      executing and delivering a later-dated proxy; or

•      attending the Annual Meeting and voting by ballot.

No notice of revocation or later-dated proxy will be effective, however, until received by the Company at or prior to the Annual Meeting.  Such revocation will not affect a vote on any matter taken prior to the receipt of such revocation.  Your attendance at the Annual Meeting will not by itself revoke your proxy.

Voting at the Annual Meeting

The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to vote in person at the Annual Meeting.  If you hold your shares in a street name, you must obtain a proxy executed in your favor from your nominee (such as a bank or broker) to be able to vote at the Annual Meeting.

Your shares will be voted at the Annual Meeting as directed by the voting instructions on your proxy card if: (1) you are entitled to vote, (2) your proxy was properly executed, (3) we received your proxy prior to the Annual Meeting, and (4) you did not revoke your proxy prior to the Annual Meeting.

The Board’s Recommendations

If you send a properly executed proxy without specific voting instructions, your shares represented by that proxy will be voted as recommended by the Board of Directors:

•      FOR the election of the nominated slate of Directors (see pages 5 and 6).

•      FOR the amendment to the Company’s Certificate of Incorporation to change the Company’s name from “The Inventure Group, Inc.” to “Inventure Foods, Inc.” (see page 19).

•      FOR the ratification of the selection of Moss Adams LLP as independent public accountants for fiscal year 2010 (see page 20).

If any other matters properly come before the Annual Meeting, the shares represented by all properly executed proxies will be voted in accordance with the judgment of the persons named on such proxies.

Votes Required to Approve Each Item

The presence at the Annual Meeting (in person or by proxy) of the holders of at least a majority of the shares is necessary to have a quorum allowing us to conduct business at the Annual Meeting. Assuming the presence of a quorum, the following votes are required to approve each item of business at the Annual Meeting:

•      Election of Directors: A plurality of votes cast by holders of shares entitled to vote is required to approve the election of the Directors. Under plurality voting, the seven (7) nominees for Director who receive the greatest number of favorable votes are elected.

•      Amendment to Certificate of Incorporation:  A majority of the shares entitled to vote is required to approve the amendment to the Company’s Certificate of Incorporation.

•      Other Items: A majority of the shares present at the Annual Meeting (in person or by proxy) and entitled to vote is required to approve the other proposals and any other items of business that properly come before the Annual Meeting.

Broker “non-votes” occur when a nominee (such as a bank or broker) returns a proxy, but does not have the authority to vote on a particular proposal because it has not received voting instructions from the beneficial owner.  Abstentions and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting, but broker non-votes are not counted for purposes of determining the number of shares entitled to vote with respect to any proposal for which the broker lacks discretionary authority.  Accordingly, broker non-votes will have no effect on the outcome of the vote for the election of Directors or any other proposed matter.  Stockholders of record who are present in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meetings, are considered stockholders who are present and entitled to vote on the proposals.  Accordingly, a properly executed proxy marked “ABSTAIN” with respect to any matter will not be voted, will have no effect on the outcome of the election of Directors, and will have the same effect as a vote “AGAINST” any other proposed matter.

Annual Meeting Admission

You may attend the Annual Meeting if you are a registered stockholder, a proxy for a registered stockholder, or a beneficial owner of Company common stock with evidence of ownership.

* * * * *

PROPOSAL 1 — ELECTION OF DIRECTORS

(Item 1 on Proxy Card)

The Bylaws of the Company, as amended, provide that the number of Directors constituting the Board of Directors shall be determined by resolution of the Board of Directors at any meeting or by the stockholders at the Annual Meeting. The Board of Directors of the Company has set the number of Directors comprising the Board of Directors at seven (7).

The Board of Directors has nominated seven (7) persons for election as Directors of the Company at the Annual Meeting, each to serve until the 2010 Annual Meeting of Stockholders of the Company or until his successor shall have been duly elected and qualified.  All of the nominees are incumbent Directors standing for reelection.  All of the nominees have been unanimously approved by the independent Directors.  Each nominee has consented to be named in this Proxy Statement and to serve if elected.  If, prior to the meeting, any nominee should become unavailable to serve for any reason, the shares represented by all properly executed proxies will be voted for such alternate individual as shall be designated by the Board of Directors, unless the Board of Directors shall determine to reduce the number of Directors pursuant to the Bylaws of the Company.

Assuming the presence of a quorum, a plurality of votes cast by holders of shares entitled to vote is required for the election of Directors.  Shares will be voted for the nominees in accordance with the specifications marked on the proxies applicable thereto, and if no specification is made, will be voted “FOR” the election of all the nominees.

The table below sets forth the names and ages of the nominees for Director and, where applicable, the year each first became a Director of the Company.

Name	Age	Year First Became a Director of the Company
Larry Polhill	58	2004
Ashton D. Asensio	65	2006
Mark S. Howells	56	1995
Bryce Edmonson	55	2006
Itzhak Reichman	53	2007
Ronald C. Kesselman	67	2008
Terry McDaniel	53	2008

Set forth below for each person nominated to be a Director is a description of all positions held by such person with the Company and the principal occupations of such person during at least the last five years.

Larry R. Polhill.  Mr. Polhill has served as a Director of the Company since July 2004 and was appointed Chairman of the Board of Directors in February 2006.  Mr. Polhill is Chairman of AmPac Tri State CDC Inc., a not-for-profit corporation which is an SBA 504 lender.  Mr. Polhill is Chairman of American Pacific Financial Corp., a Grand Terrace, California-based asset management firm (APFC), and a Manager of Capital Foods, LLC, a private investment company that is a stockholder of the Company.  From August 2005 to February 2008, Mr. Polhill served as a Director of Realty Information Services Inc.,  a franchising organization (RIS).  On March 28, 2008, an involuntary action was filed against RIS under Chapter 7 of the Bankruptcy Code, 11 U.S.C. Section 101, et.seq. in the United States Bankruptcy Court for the District of Nevada.  RIS disputed the petition but subsequently consented to relief under Chapter 11 of the Bankruptcy Code on July 15, 2008.  APFC and its affiliates prevailed as the successful credit bidder for the RIS assets in a sale pursuant to an order of the Bankruptcy Court on December 30, 2008.  Mr. Polhill has an extensive background in corporate and real estate finance as well as mergers and acquisitions.  During his over 30 years of business experience, he has been involved as an officer, director or financier of a wide diversity of businesses, including companies in the consumer products, retail, real estate and food industries.

Ashton D. Asensio.  Mr. Asensio has served as a Director of the Company since February 2006 and was appointed Chairman of the Audit Committee in July 2006.  Since January 2009, Mr. Asensio has served as Vice President and Chief Financial Officer of Security Alarm Financing Enterprises, L.P., a California security alarm account aggregator.  From 2003 to January 2009, Mr. Asensio was a financial and operations consultant and, from March 2005 to January 2009, Mr. Asensio provided consulting services to American Pacific Financial Corp., a Grand Terrace, California-based asset management firm (APFC) and various entities in which APFC had an ownership interest, including Capital Foods, LLC, a stockholder of the Company, and Realty Information Systems, Inc., a franchising organization (RIS).  From August 2005 to February 2006, Mr. Asensio served as Chief Financial Officer of RIS.  On March 28, 2008, an involuntary action was filed against RIS under Chapter 7 of the Bankruptcy Code, 11 U.S.C. Section 101, et.seq. in the United States Bankruptcy Court for the District of Nevada.  RIS disputed the petition but subsequently consented to relief under Chapter 11 of the Bankruptcy Code on July 15, 2008.  APFC and its affiliates prevailed as the successful credit bidder for the RIS assets in a sale pursuant to an order of the Bankruptcy Court on December 30, 2008.  From March 1, 2008 through December 31, 2008, Mr. Asensio provided services to RIS as a consulting chief financial officer under a consulting arrangement with RIS.  From 1972 to 1979, Mr. Asensio was an audit manager for Peat Marwick Mitchell.  Mr. Asensio received his Bachelor of Science degree in accounting from Florida Atlantic University and received his Master of Accounting degree from Florida State University.

Mark S. Howells.  Mr. Howells has served as a Director of the Company since March 1995 and as Chairman of the Compensation Committee from 2003 to 2008.  From March 1995 to August 2004, Mr. Howells served as Chairman of the Board of Directors of the Company.  Since May 2000, Mr. Howells has devoted a majority of his time to serving as the President and Chairman of M.S. Howells & Co., a registered securities broker-dealer.  From 1987 to May 2000, Mr. Howells served as the President and Chairman of Arizona Securities Group, Inc., a registered securities broker-dealer.  For the period from March 1995 to August 1995, Mr. Howells also served as President and Chief Executive Officer of the Company.

Macon Bryce Edmonson.  Mr. Edmonson has served as a Director of the Company since July 2006 and as Chairman of the Compensation Committee since 2008.  Mr. Edmonson has served as a Senior Vice President in charge of the North American business of Del Monte Fresh Produce Company from 1995 to 2005 and, since mid-2005, has been a consultant for the food industry helping companies realign their strategies and position themselves for growth in the North American market.  Mr. Edmonson received Bachelor and Master of Science degrees in Entomology from the University of Florida, and an MBA in marketing from the University of Miami.

Itzhak Reichman.  Mr. Reichman has served as a Director of the Company since October 2007.  Mr. Reichman is the retired Chairman and CEO of Desert Glory, North America’s leading grower of flavorful tomatoes with greenhouse operations in Mexico and distribution operations throughout the United States.  He held this position from April 2004 through November 2008.  Prior to that role, Mr. Reichman worked with the Borden organization while it was owned by Kohlberg, Kravis and Roberts, fulfilling various strategic and merger and acquisition leadership positions at the holding company, as well as operating roles at Borden Foods. He also served as a member of the Board of Directors of Wise Foods, Inc.  Mr. Reichman received a bachelor’s degree in civil engineering from the Israeli Institute of Technology and a masters degree in business management from M.I.T.

Ronald C. Kesselman.  Mr. Kesselman has served as a Director of the Company since July 2008.  Mr. Kesselman has a 40-year career in senior executive and management positions with consumer products and food processing companies, including past service as a Chairman and Chief Executive Officer of Elmer Products, Inc.  Mr. Kesselman currently serves on the Board of Directors of American Italian Pasta Company, a publicly traded pasta manufacturing and marketing company, and Imperial Sugar Company, a publicly traded sugar manufacturing and marketing company.  Mr. Kesselman also serves as a strategic advisor to Homax Products, Inc., a privately held company and supplier of home improvement products.  Mr. Kesselman received a bachelor’s degree in economics from the University of Wisconsin and an MBA from the Kellogg School at Northwestern University.

Terry McDaniel.  Mr. McDaniel has served as a Director and Chief Executive Officer of the Company since May 2008 and as Chief Operating Officer since April 2006.  Mr. McDaniel also serves on the Board of Directors of Foster Farms Dairy, the largest privately owned dairy in California.  From 2003 to 2006, Mr. McDaniel was President and a Director of MSLI Worksite Benefits, a company that marketed voluntary benefits through the worksite to Fortune 1000 companies.  From 1998 to 2003, Mr. McDaniel served as President, Chief Executive Officer and a Director of Wise Foods, Inc.  Prior to 1998, Mr. McDaniel served as Vice President of Sales and Marketing for Wise Foods, Inc., and as Vice President of Sales for Haagen-Dazs Company, Inc.  Prior to these positions, he held sales leadership positions for companies such as the Nestle Corporation, Tropicana Products, Inc. and Unilever.  Mr. McDaniel has been Chairman of the Snack Food Association since March 31, 2009.  Mr. McDaniel received a bachelor’s degree in business and an MBA from Columbus State University.

* * * * *

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” ALL NOMINEES FOR DIRECTOR.

* * * * *

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of the Record Date by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director and nominee for director, (iii) each executive officer listed in the Summary Compensation Table set forth in “Executive Compensation” below, and (iv) all directors and executive officers as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock(1)		Percent of Shares of Common Stock Beneficially Owned(2)
Larry Polhill 225 W. Hospitality Lane, Suite 201, San Bernardino, CA 92408	4,232,160	(3)(4)	23.7
Ashton D. Asensio 1019 Northoak Drive, Walnut Creek, CA 94598	30,000	(3)	—
Mark S. Howells 20555 N. Pima Road, Suite #100, Scottsdale, AZ 85255	506,745	(3)(5)	2.8
Macon Bryce Edmonson 1254 Andalusia Avenue, Coral Gables, FL 33134	37,500	(3)	—
Itzhak Reichman 15315 Capital Port, San Antonio, TX 78249	25,000	(3)	—
Ronald C. Kesselman 19 Keswick Drive, New Albany, OH 43054	20,000	(3)	—
Terry McDaniel 8638 E. Villa Drive, Scottsdale, AZ 85262	504,933	(3)	2.8
Steve Weinberger 10451 N. 109th Way, Scottsdale, AZ 85259	305,800	(3)	1.7
Steven Sklar 22684 N 93rd Street, Scottsdale, AZ 85255	125,153	(3)	0.7
Capital Foods, LLC 7380 S. Eastern Ave., Suite 150, Las Vegas, NV 89123	4,133,695	(4)	23.1
Heartland Advisors, Inc. 789 N. Water Street, Milwaukee, WI 53202	3,549,204	(6)	19.8
William J. Nasgovitz 789 N. Water Street, Milwaukee, WI 53202	3,549,204	(6)	19.8
All officers and directors above as a group (10 persons)	5,787,291	(7)	32.4

(1)           Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.

(2)           Shares that an individual or group has a right to acquire within 60 days of the Record Date pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person shown in the table.  On the Record Date, the date as of which these percentages are calculated, there were 17,887,643 shares of Common Stock issued and outstanding pursuant to Rule 13d-3(d)(1) of the Exchange Act of 1934, as amended.

(3)           Includes shares issuable to the indicated person upon the exercise of stock options that are exercisable within 60 days of the Record Date as follows: Mr. Polhill — 35,000; Mr. Asensio — 30,000; Mr. Howells — 35,000; Mr. Edmonson — 37,500; Mr. Reichman — 25,000; Mr. Kesselman — 20,000; Mr. McDaniel — 452,933; Mr. Weinberger 268,800 and Mr. Sklar — 85,800.  Excludes shares issuable to the indicated person upon the exercise of stock options that have not yet vested and are not exercisable within 60 days of the Record Date as follows: Mr. Polhill — 0; Mr. Asensio — 0; Mr. Howells — 0; Mr. Edmonson — 0; Mr. Reichman — 0; Mr. Kesselman —  0; Mr. McDaniel — 145,067; Mr. Weinberger — 125,200 and Mr. Sklar — 90,200.

(4)           According to Form 4 filed by the holder with the SEC on August 19, 2009, disclosing direct beneficial ownership of 7,140 shares, indirect beneficial ownership of 56,325 shares by IRA, and indirect ownership of 4,133,695 shares by Capital Foods, LLC.  Mr. Polhill has pledged 1,500,000 of the shares he beneficially owns.

(5)           According to Form 4 filed by holder with the SEC on September 17, 2009, disclosing direct beneficial ownership of 476,745 shares.  Mr. Howells has pledged 430,646 of the shares he holds.

(6)           According to Schedule 13G filed by the holder with the SEC on February 10, 2010, disclosing shared voting power with respect to 3,052,204 shares and shared dispositive power with respect to 3,549,204 shares.  The shares beneficially owned by Mr. Nasgovitz are included in the shares beneficially owned by, and disclosed in the above table with respect to, Heartland Advisors, Inc.

(7)           Includes 990,033 shares issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date.  Excludes 360,467 shares issuable upon the exercise of stock options that have not yet vested and are not exercisable within 60 days of the Record Date.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors conducts its business through meetings of the Board of Directors and through its standing committees. The Board of Directors has determined that Ashton D. Asensio, Mark S. Howells, Macon Bryce Edmonson, Itzhak Reichman and Ronald C. Kesselman are independent, within the meaning of currently applicable rules of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and the applicable listing standards of The Nasdaq Stock Market LLC.

During the fiscal year ended December 26, 2009, the Board of Directors met 8 times and took action on 1 other occasion by unanimous written consent.  During such period, there were 4 meetings of the Audit Committee and 2 meetings of the Compensation Committee.  During the fiscal year ended December 26, 2009, each Director attended at least 75% of the Board of Directors meetings and meetings of any committees on which he served, except for Mr. Kesselman who attended 5 Board of Director meetings.  It is the Company’s policy to encourage the Directors standing for election at the Annual Meeting to attend the Annual Meeting.  All Directors standing for election at the 2009 Annual Stockholders’ Meeting attended the 2009 Annual Stockholders’ Meeting other than Mr. Kesselman.

Non-management Directors generally meet in executive session at each regularly scheduled Board meeting without any members of management being present. In lieu of a regularly presiding Director, these sessions are presided over by the Chairman of the Board. It is contemplated that at least twice each year, in conjunction with regularly scheduled Board meetings, the Board will hold an executive session at which only those Directors who are “independent” within the meaning of currently applicable rules of the Exchange Act and the applicable listing standards of The Nasdaq Stock Market LLC are present.

As of the date of this Proxy Statement, two committees have been established, an Audit Committee and a Compensation Committee.  The Board of Directors does not currently utilize a formal Nominating Committee or committee performing similar functions and therefore does not have a Nominating Committee charter. Instead, a majority of independent Directors identifies and recommends persons to be nominees for positions on the Board of Directors at each Annual Stockholders’ Meeting and to fill vacancies on the Board between annual meetings.  Board candidates, including Directors up for reelection, are considered based upon various criteria, such as broad-based business and professional skills and experiences, understanding of the Company’s business and markets, concern for long-term interests of the stockholders, personal integrity, freedom from conflicts of interest, sound business judgment, and time available to devote to board activities.  The Board of Directors has not established any specific minimum qualification standards for nominees to the Board, although from time to time the Board may identify certain skills or attributes as being particularly desirable to help meet specific Board needs that have arisen.  While the Board of Directors does not have a formal diversity policy for Board Membership, the Board seeks Directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions.  In identifying potential candidates, the independent Directors may rely on suggestions and recommendations from the Board, management and others, and may also retain search firms for assistance.  Current Directors whose terms are expiring and their past performance on the Board and its committees will be considered first using the criteria set forth above.  The Board of Directors believes that this process is as effective in nominating qualified Director candidates as a more formal process instituted by a separate committee under a separate charter would be.  Because it also believes that its independent Directors are in the best position to locate qualified candidates, the Board of Directors does not currently have a policy with regard to the consideration of any Director candidates recommended by stockholders.

Board Leadership Structure

For several years we have split the roles of Chairman of the Board and Chief Executive Officer so that our Chairman is better positioned to provide strong leadership that is separate and distinct from senior management.  Larry Polhill has served as Chairman since 2006.  In December 2009, Itzhak Reichman assumed the role of independent lead director to help organize the Board’s evaluation of our senior management, provide ongoing feedback to senior management from the board’s executive sessions, mentor and challenge senior management, and assist senior management with Board communications and meeting agenda.

Ashton D. Asensio has served as Chairman of our Audit Committee since 2006, and Macon Bryce Edmonson has served as Chairman of our Compensation Committee since 2008, and provide strong independent leadership in these functions.  It is management’s responsibility to manage risk and bring to the Board of Directors’ attention the most material risks to the Company, but the Board of Directors has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company, and our Audit Committee and Compensation Committee help facilitate this oversight function.  Our Audit Committee regularly reviews enterprise-wide risk management, including food safety, internal controls, compliance and ethics, insurance and operations.  Our Compensation Committee regularly reviews risks related to the attraction and retention of talent and risks relating to the design of compensation programs and arrangements for executive officers. The full Board considers strategic risks and opportunities and regularly receives detailed reports from the Committees regarding risk oversight in their areas of responsibility.

Audit Committee

The Audit Committee has the responsibility to assist the Board of Directors in its oversight of the integrity of the Company’s financial statements, the qualification and independence of the Company’s independent auditors, and the performance of the independent auditors.  Management has primary responsibility for the Company’s financial statements, reporting process and internal controls, and the Company’s independent auditors are responsible for auditing the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing an opinion as to whether the Company’s financial statements are, in all material respects, presented fairly in conformity with such principles.  The Committee oversees the Company’s financial reporting process, hires and sets the compensation of the Company’s independent auditors, pre-approves all audit and non-audit engagements of the Company’s independent auditors and related party transactions, reviews reports from the Company’s independent auditors and the Company’s financial statements, monitors and informs the Board of the Company’s accounting policies and internal controls, reviews the scope of the audit, and monitors the quality and objectivity of the Company’s financial statements and the independence of the Company’s independent auditors.  In addition, pursuant to its Charter, the Committee performs an annual evaluation of the adequacy of the Audit Committee’s Charter.  A copy of the Audit Committee Charter is available on our website, www.inventuregroup.net by choosing the “Investors” and then “Governance Documents” links.  The Audit Committee is currently comprised of three members of the Board of Directors, Messrs. Asensio, Edmonson and Howells. The Chairman of the Audit Committee is Mr. Asensio. The Audit Committee was established on October 22, 1996.  The report of the Audit Committee with respect to the 2009 fiscal year is set forth under the heading “Report of the Audit Committee” below.

Compensation Committee

The Company’s Compensation Committee is currently comprised of three members of the Board of Directors, Messrs. Edmonson, Howells and Reichman.  The Chairman of the Compensation Committee is Mr. Edmonson.  The Board has determined that each of the Committee members is an outside Director within the meaning of the regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended, a non-employee Director under Rule 16b-3 under the Exchange Act, and “independent” within the meaning of currently applicable rules of the Exchange Act and the applicable listing standards of The Nasdaq Stock Market LLC.  None of the members of the Compensation Committee are former officers or employees of the Company, except for Mr. Howells who resigned as President and Chief Executive Officer in August 1995.  The Compensation Committee evaluates the performance and reviews and approves the compensation of executive officers, including the Chief Executive Officer, of the Company.  The Compensation Committee was established on June 12, 1997.  A copy of the Compensation Committee Charter is available on our website, www.inventuregroup.net by choosing the “Investors” and then “Governance Documents” links.

The Compensation Committee also reviews, approves and recommends to the Board of Directors for approval the compensation of the members of the Board of Directors.  In approving director compensation, the Compensation Committee considers the anticipated number of meetings of the Board of Directors and its Committees and data regarding director compensation for similar size companies in similar industries.

Stockholder Communications with Directors

Stockholders who wish to communicate with the Board of Directors, the non-management Directors or an individual Director may do so by sending a letter to the Secretary of the Company at 5415 East High Street, Suite 350, Phoenix, Arizona, 85054. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.”  The Secretary has been authorized to screen commercial solicitations and materials which pose security risks, are unrelated to the business or governance of the Company, relate to routine or insignificant matters that do not warrant the attention of the Board of Directors, are frivolous or offensive, or are otherwise inappropriate.  All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all or individual members of the Board.  The Secretary will make copies of all such letters and circulate them to the appropriate Director or Directors.

REPORT OF THE AUDIT COMMITTEE

The Company’s Audit Committee consists of three directors, each of whom the Board of Directors has determined to be “independent” within the meaning of currently applicable rules of the Exchange Act and the applicable listing standards of The Nasdaq Stock Market LLC for audit committee members, and to comply with the financial knowledge requirements of the applicable listing standards of the Nasdaq Stock Market LLC.  In addition, the Board of Directors has determined that Ashton D. Asensio is an Audit Committee “financial expert” within the meaning of currently applicable rules of the Exchange Act and complies with the professional experience requirements of the applicable listing standards of the Nasdaq Stock Market LLC.  The Audit Committee operates under a written charter adopted by the Board of Directors, which is available on the Company’s website at www.inventuregroup.net by choosing the “Investors” and then the “Governance Documents” links.

The primary purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the integrated audits of its financial statements, including its compliance with Section 404 of the Sarbanes-Oxley Act of 2002.  Management has primary responsibility for the Company’s financial statements and the financial reporting processes, including its systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality and the acceptability of the financial reporting and controls. The Audit Committee discussed with the independent public accountants, who are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality and the acceptability of the Company’s financial reporting and controls and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including the matters required to be discussed by Statement of Auditing Standards No. 114.  In addition, the Audit Committee has received the written disclosures and letter from the independent public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent public accountants the independent public accountants’ independence from management and the Company.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 26, 2009 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors,

Ashton D. Asensio

Mark S. Howells

Macon Bryce Edmonson

DIRECTOR COMPENSATION

Only non-employee Directors are compensated for their services as Directors.  The Company’s 2009 compensation package for non-employee Directors was comprised of cash (annual retainers and committee meeting fees) and stock option grants. The annual pay package is designed to attract and retain highly-qualified, independent professionals to represent our stockholders and positioned to approximate the median of our peer group.

2009 compensation for non-employee Directors consisted of the following:

•                  Retainers — Each independent Director is paid an annual retainer of $4,000. Additionally, the Chairman of the Board of Directors receives an annual retainer of $15,000; the Chairman of the Audit Committee receives an annual retainer of $15,000; and the Chairman of the Compensation Committee receives an annual retainer of $3,000.  The annual cash retainers are paid in quarterly installments.

•                  Meeting Fees — During 2009, for each quarterly Board meeting, attendees were compensated $2,500, or $500 if they participated telephonically.  For Audit Committee meetings attendees were compensated $2,000, or $500 if they participated telephonically.  For Compensation Committee meetings attendees were compensated $1,000, or $500 if they participated telephonically.

•                  Stock Options — Stock option grants (1) are made each year after each Annual Meeting of Stockholders upon the Directors’ election to the Board, (2) are exercisable on the date of the next Annual Meeting of Stockholders, (3) have a five year term and (4) are granted with exercise prices equal to the closing price at the end of the day of the Annual Meeting of Stockholders.  In May 2009, the Company granted options to purchase 10,000 shares of Common Stock to each person who was elected to the Board of Directors at the 2009 Annual Meeting of Stockholders (other than Mr. McDaniel).  Such options have an exercise price of $2.26 per share, are exercisable on May 19, 2010 and have a term of five years. The Company plans to continue to grant stock options in the amount of 10,000 options per year to each continuing non-employee Director and 10,000 options to each newly appointed Director.

•                  Business Expenses — Directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors and for other expenses incurred in their capacity as Directors.

•                  Director and Officer Liability Insurance — Director and officer liability insurance individually insures our Directors and officers against certain losses that they are legally required to pay as a result of their actions while performing duties on our behalf.  Our D&O insurance policy does not break out the premium for Directors versus officers and, therefore, a dollar amount cannot be assigned for individual Directors.

The following table sets for the compensation paid to each non-employee Director for the 2009 fiscal year.

NON-EMPLOYEE DIRECTORS’ COMPENSATION TABLE

Name	Fees Earned or Paid in Cash(1)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total
Larry Polhill	$30,000	—	$2,403	—	—	—	$32,403
Ashton D. Asensio	$37,500	—	$2,403	—	—	—	$39,903
Mark S. Howells	$26,750	—	$2,403	—	—	—	$29,153
M. Bryce Edmonson	$28,250	—	$2,403	—	—	—	$30,653
Itzhak Reichman	$21,500	—	$2,403	—	—	—	$23,903
Ronald Kesselman	$13,500	—	$2,403	—	—	—	$15,903

(1)                                  The aggregate dollar amount of all fees earned or paid in cash for services as a Director.

(2)                                  Represents the value of options granted during the year to purchase shares of common stock.  Generally, options have a five-year term and become exercisable at the date of the next Annual Meeting of Stockholders held in May of every year with the exceptions of options granted to Directors who joined the Board during the year.  The value noted here reflects the compensation expense recognized by the Company during 2009 under SFAS No. 123(R).  Refer to Note 1 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 26, 2009, for a discussion of the relevant assumptions used in calculating the recognized compensation expense and grant-date fair value pursuant to SFAS No. 123(R).  The recognized compensation expense and grant-date fair value of the stock option awards for financial reporting purposes will likely vary from the actual amount ultimately realized by the Director based on a number of factors.  These factors include stock price fluctuations, differences from the valuation assumptions used and the timing of exercise.

Aggregate number of vested options outstanding for each non-employee Director at the end of fiscal year 2009:

Name	Aggregate Number of Vested Options Outstanding (#)
Larry Polhill	25,000
Ashton D. Asensio	20,000
Mark S. Howells	25,000
Bryce Edmonson	27,500
Itzhak Reichman	15,000
Ronald C. Kesselman	10,000

EXECUTIVE OFFICER COMPENSATION

The Compensation Committee of the Board of Directors reviews and recommends to the Board of Directors for approval the compensation packages for all executive officers of the Company, including the executive officers named in the Summary Compensation Table below (the “Named Executive Officers”).  The following table sets forth certain compensation information for the fiscal years ended December 26, 2009 and December 27, 2008, for our Chief Executive Officer Terry McDaniel, and our Chief Financial Officer Steve Weinberger and Senior Vice President of Marketing Steven Sklar, who are the two most highly compensated executive officers aside from those individuals serving as our principal executive officer during the prior fiscal year.  We refer to these individuals collectively as the “Named Executive Officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings	All Other Compensation ($)		Total ($)
Terry McDaniel(1)	2008	385,619	92,400	—		19,936	—	—	28,909	(5)	526,864
	2009	404,246	101,206	24,166	(11)		—		27,735	(6)	557,353

Steve Weinberger(2)	2008	256,867	55,620	—		14,710	—	—	32,665	(7)	359,862
	2009	270,300	60,200	17,195	(12)		—	—	32,990	(8)	380,685

Steven Sklar(3)	2008	224,826	32,410	31,812	(13)	3,793	—	—	22,541	(9)	315,382
	2009	220,388	34,646	—			—	—	22,659	(10)	277,693

(1)                                 Mr. McDaniel served as Chief Operating Officer from April 2006 to May 2008 and served as Chief Executive Officer since May 2008.

(2)           Mr. Weinberger has served as Chief Financial Officer since August 2006.

(3)                                 Mr. Sklar has served as Senior Vice President of Marketing since August 2005.

(4)                                 Represents the value of options granted during the relevant year to purchase shares of common stock.  Refer to Note 1 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 26, 2009, for a discussion of the relevant assumptions used in calculating the recognized compensation expense and grant-date fair value pursuant to SFAS No. 123(R).

(5)                                 Represents an automobile allowance of $11,400, NQDC Company matching payments of $3,875, $8,000 of health insurance benefits, $341 of life insurance benefits and $5,293 of disability insurance benefits paid on behalf of Mr. McDaniel

(6)                                 Represents an automobile allowance of $12,000, NQDC Company matching payments of $-0-, $10,700of health insurance benefits, $341 of life insurance benefits and $4,694 of disability insurance benefits paid on behalf of Mr. McDaniel

(7)                                 Represents an automobile allowance of $11,400, NQDC Company matching payments of $2,960, $8,000 of health insurance benefits, $341 of life insurance benefits and $9,964 of disability insurance benefits paid on behalf of Mr. Weinberger.

(8)                                 Represents an automobile allowance of $12,000, NQDC Company matching payments of $-0-, $10,700 of health insurance benefits, $341 of life insurance benefits and $9,949 of disability insurance benefits paid on behalf of Mr. Weinberger.

(9)                                 Represents an automobile allowance of $7,800, NQDC Company matching payments of $2,567, $8,000 of health insurance benefits, $341 of life insurance benefits and $3,833 of disability insurance benefits paid on behalf of Mr. Sklar.

(10)                           Represents an automobile allowance of $7,800, NQDC Company matching payments of $-0-, $10,700 of health insurance benefits, $341 of life insurance benefits and $3,818 of disability insurance benefits paid on behalf of Mr. Sklar.

(11)                           On June 1, 2009, the Company issued to its Chief Executive Officer 52,000 shares of restricted stock under the Company’s 2005 Equity Incentive Plan, subject to vesting in equal installments over three years.  Refer to Note 1 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 26, 2009, for a discussion of the relevant assumptions used in calculating the recognized compensation expense.

(12)                           On June 1, 2009, the Company issued to its Chief Financial Officer 37,000 shares of restricted stock under the company’s 2005 Equity Incentive Plan, subject to vesting in equal installments over three years.  Refer to Note 1 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 26, 2009, for a discussion of the relevant assumptions used in calculating the recognized compensation expense.

(13)                            On August 1, 2005, the Company issued to its Senior Vice President of Marketing 35,353 shares of restricted stock under the Company’s 2005 Equity Incentive Plan, subject to vesting in equal annual installments over three years.  Refer to Note 1 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 26, 2009, for a discussion of the relevant assumptions used in calculating the recognized compensation expense

The following table sets forth certain information concerning outstanding option awards to the Named Executive Officers as at December 26, 2009:

Outstanding Equity Awards

at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options - Exercisable	Number of Securities Underlying Unexercised Options - Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Securities Underlying All Other Stock Awards

Terry McDaniel	100,000	—	$2.81	4/17/11	52,000	(1)
	133,333	66,667	$2.69	2/23/12
	66,667	133,333	$1.94	5/7/13
	19,600	78,400	$1.70	12/6/18

Steve Weinberger	50,000	—	$2.31	8/8/11	37,000	(1)
	66,667	33,333	$2.69	2/23/12
	50,000	100,000	$1.94	5/7/13
	18,800	75,200	$1.70	12/6/18

Steven Sklar	12,000	—	$2.80	5/23/11	35,353	(2)
	33,333	16,667	$2.69	2/23/12
	8,000	32,000	$1.86	5/19/18
	7,800	31,200	$1.70	12/6/18

(1)           Restricted Stock Award granted on 6/1/09

(2)           Restricted Stock Award granted on 8/30/05

Equity Incentive Plan Approved by Stockholders

As of December 26, 2009, the only compensation plan of the Company approved by the stockholders is The Inventure Group, Inc. 2005 Equity Incentive Plan (as amended, the “2005 Plan”).  As of December 26, 2009, the aggregate number of shares of Common Stock reserved for issuance under the 2005 Plan is the sum of (a) 410,518, which is the number of reserved but unissued shares available for issuance under the Company’s 1995 Stock Option Plan (the “1995 Plan”), (b) 500,000, which is the number of additional shares approved by the stockholders on May 23, 2006 to be added to the 2005 Plan, (c) 500,000, which is the number of additional shares approved by the stockholders on May 19, 2008 to be added to the 2005 Plan and (d) 500,000, which is the number of additional shares approved by the stockholders on May 19, 2009 to be added to the 2005 Plan. In addition, to the extent shares of Common Stock are subject to awards granted under the 1995 Plan or the 2005 Plan that are canceled or expire prior to the issuance of such shares, those shares will again be available for future awards under the 2005 Plan.  As of December 26, 2009, there were 504,151 shares of Common Stock available for Awards under the 2005 Plan.  All of the options listed in the table above were granted pursuant to the 2005 Plan.  Prior to May 2008, all stock option grants had a 5-year term. The fair value of these stock option grants is amortized to expense over the vesting period, generally three years for employees and one year for the Board of Directors.  In May 2008, the Company’s Board of Directors approved a 10 year term for all future stock option grants, with vesting periods of five years and one year for employees and Board of Director members, respectively. The following table sets forth information as of December 26, 2009 with respect to compensation plans under which shares of Common Stock of the Company are authorized for issuance:

Securities Authorized for Issuance Under Equity Compensation Plans

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Stockholders	2,130,500	$2.26	504,151

Retirement Benefits

The Company does not have a pension plan.

Non–Qualified Deferred Compensation

On January 18, 2007, the Compensation Committee of our Board of Directors adopted the Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”), effective January 1, 2007.

The Deferred Compensation Plan is a nonqualified deferred compensation plan that allows certain individuals designated by the Company from a select group of management or highly compensated service providers to defer a portion of their salary and bonus under the Deferred Compensation Plan (“Compensation Deferrals”).  Compensation Deferrals under the Plan represent obligations of the Company to pay participants certain compensation amounts that the participants have elected to defer.  The Deferred Compensation Plan is intended to provide participants with the ability to defer income that would otherwise be payable to them for tax planning purposes.  The Compensation Deferrals are payable in cash and generally will be paid in either a lump sum or in annual installments over a certain term upon retirement or in a lump sum upon death or other termination of service, according to the Deferred Compensation Plan.

Subject to the terms and conditions of the Deferred Compensation Plan, each participant may specify one or more investment funds or benchmarks made available by the Plan Administrator in which their deferrals shall be deemed to be invested, and each participant’s deferral account will be adjusted periodically in accordance with the procedures adopted by the Plan Administrator to reflect such deemed investments.  A participant’s deferral account will be 100% vested at all times.

The obligation to pay the vested balance of each Deferred Compensation Plan participant’s account shall at all times be an unfunded and unsecured obligation of the Company.  Benefits are payable solely from the Company’s general funds and are subject to the risk of corporate insolvency.  Participants will not have any interest in any particular assets of the Company by reason of any obligation created under the Deferred Compensation Plan.  A participant’s right to Compensation Deferrals cannot be transferred, assigned, pledged or encumbered.

Potential Payments Upon Termination or Change in Control

Our executive officers are eligible to receive certain benefits in the event their employment is terminated (1) by the Company without cause, (2) upon their retirement, disability or death or (3) in certain circumstances following a change in control.  The amount of benefits will vary based on the reason for the termination.

The following sections present calculations as of December 26, 2009 of the estimated benefits our executive officers would receive in each of these situations.  Although the calculations are intended to provide reasonable estimates of the potential benefits, they are based on numerous assumptions and may not represent the actual amount an executive would receive if an eligible termination event were to occur.

In addition to the amounts disclosed in the following sections, each executive officer would retain the amounts which he has earned or accrued over the course of his employment prior to the termination event, such as the executive’s balances under our Deferred Compensation Plan, our 401(k) plan and previously vested stock options.

Severance Benefits

If the employment of an executive is terminated without cause, then he or she will be entitled to receive benefits under their employment agreements.  Benefits are not available if an executive is terminated for cause.  Messrs. McDaniel, Weinberger and Sklar have severance benefits in their respective employment agreements.  The following table sets forth the benefits payable to our Named Executive Officers as severance.

Name	Salary ($)	Bonus(1)	Options ($)	Restricted Stock ($)	Health Benefits ($)	Auto Allowance ($)	Outplacement ($)	Total ($)(2)
Terry McDaniel	202,123	—	—	—	—	6,000	9,000	217,123
Steve Weinberger	135,150	—	—	—	—	6,000	9,000	150,150
Steven Sklar	165,290	—	—	—	—	5,850	10,000	181,140

(1)                                 Each Named Executive Officer would be entitled to any applicable prorated bonus.  Because bonuses are performance based, we are unable to reasonably estimate these amounts.

(2)                                 Generally, if Named Executive Officers are terminated without cause, they are eligible to receive their then current monthly base salary and monthly auto allowance for the 6-month period following the date of termination paid on the Company’s regular paydays throughout that 6-month period.  For purposes of this table, we have assumed termination on March 26, 2009.

Payments Triggered Upon a Change in Control

The following table sets forth the value of the payments to which each Named Executive Officer would be entitled as of December 26, 2009 in the event of a change in control of the Company.

Name	Salary ($)	Bonus(1)	Auto Allowance ($)	Stock Options ($)	Restricted Stock ($)	Outplacement ($)	Total ($)
Terry McDaniel	404,246	—	—	—	—	9,000	413,246
Steve Weinberger	270,300	—	—	—	—	9,000	279,300
Steven Sklar	440,776	—	7,800	—	—	10,000	458,576

(1)                                  Each Named Executive Officer would be entitled to any applicable prorated bonus.  Because bonuses are performance based, we are unable to reasonably estimate these amounts.

Employment Agreements

Terry McDaniel

The Company entered into an executive employment agreement with Mr. McDaniel on April 17, 2006, employing him as Chief Operating Officer, which agreement was amended on May 8, 2008 when Mr. McDaniel took over as Chief Executive Officer.  Pursuant to the terms of this agreement, Mr. McDaniel is an “at will” employee.  Under the terms of his employment agreement, Mr. McDaniel receives an annual base salary of $404,246, a $60,000 relocation allowance, eligibility for bonus as determined by the Board of Directors (or its Compensation Committee) in its discretion, an auto allowance of $1,000 per month, and, to the extent eligible thereunder, will be included in the Company’s plans that provide benefits to executive employees, including, medical, dental, vision, disability, life insurance, 401(k) plan, sick days, vacation and holidays.  Mr. McDaniel is also eligible to participate in all non-qualified deferred compensation and similar compensation, bonus and stock plans offered, sponsored or established by the Company on substantially the same or a more favorable basis as any other employee of the Company.

In the event that Mr. McDaniel’s employment is terminated by the Company for cause or Mr. McDaniel resigns, Mr. McDaniel will be entitled to receive his then current base salary through the date his employment is terminated, but no other compensation of any kind.  In the event Mr. McDaniel’s employment is terminated by the Company without cause, he will be entitled to receive as severance his then current base salary and monthly car allowance for the six-month period following his termination, up to $9,000 for outplacement services and, to the extent that Mr. McDaniel lists the sale of his residence with a licensed real estate broker during such 6-month period and completes the sale of such residence during the 12-month period following expiration of such 6-month period at a sale price less than the amount Mr. McDaniel initially paid for such residence (net of real estate commissions and other closing costs), the Company shall reimburse Mr. McDaniel for such loss in a lump sum payment up to a maximum of $96,250.  In the event of a Change in Control (as defined in his employment agreement), if Mr. McDaniel’s employment is terminated by his resignation within twelve months following such Change in Control, he shall be entitled to receive the outplacement services described above, and if his employment is terminated for “good reason” as defined in his employment agreement, within specified time periods before or after a Change in Control, he shall be entitled to receive a lump sum amount equal to his then current annual base salary.

Mr. McDaniel’s employment agreement includes non-competition and non-solicitation provisions which will end one year after Mr. McDaniel’s employment ends and confidentiality provisions that continue indefinitely.

Steve Weinberger

The Company entered into an executive employment agreement with Mr. Weinberger on July 27, 2006, employing him as Chief Financial Officer, which agreement was amended on May 8, 2008.  Pursuant to the terms of this agreement, Mr. Weinberger is an “at will” employee.  Under the terms of his employment agreement, Mr. Weinberger receives an annual base salary of $270,300, a $60,000 relocation allowance, eligibility for bonus as determined by the Board of Directors (or its Compensation Committee) in its discretion, an auto allowance of $1,000 per month, and, to the extent eligible thereunder, will be included in the Company’s plans that provide benefits to executive employees, including, medical, dental, vision, disability, life insurance, 401(k) plan, sick days, vacation and holidays.  Mr. Weinberger is also eligible to participate in all non-qualified deferred compensation and similar compensation, bonus and stock plans offered, sponsored or established by the Company on substantially the same or a more favorable basis as any other employee of the Company.

In the event that Mr. Weinberger’s employment is terminated by the Company for cause or Mr. Weinberger resigns, Mr. Weinberger will be entitled to receive his then current base salary through the date his employment is terminated, but no other compensation of any kind.  In the event Mr. Weinberger’s employment is terminated by the Company without cause, he will be entitled to receive as severance his then current base salary and monthly car allowance for the six-month period following his termination, up to $9,000 for outplacement services and, to the extent that Mr. Weinberger to lists the sale of his residence with a licensed real estate broker during such 6-month period and completes the sale of such residence during the 12-month period following expiration of such 6-month period at a sale price less than the amount Mr. Weinberger initially paid for such residence (net of real estate commissions and other closing costs), the Company shall reimburse Mr. Weinberger for such loss in a lump sum payment up to a maximum of $66,250.  In the event of a Change in Control (as defined in his employment agreement), if Mr. Weinberger’s employment is terminated by his resignation within twelve months following such Change in Control, he shall be entitled to receive the outplacement services described above, and if his employment is terminated for “good reason” as defined in his employment agreement, within specified time periods before or after a Change in Control, he shall be entitled to receive a lump sum amount equal to his then current annual base salary.

Mr. Weinberger’s employment agreement includes non-competition and non-solicitation provisions which will end one year after Mr. Weinberger’s employment ends and confidentiality provisions that continue indefinitely.

Steven Sklar

The Company entered into an executive employment agreement with Mr. Sklar on August 1, 2005, employing him as Senior Vice President of Marketing.  Pursuant to the terms of this agreement, Mr. Sklar is an “at will” employee.  Under the terms of his employment agreement, Mr. Sklar receives an annual base salary of $216,000, a $75,000 relocation allowance, eligibility for bonus as determined by the Board of Directors (or its Compensation Committee) in its discretion, an auto allowance of $650 per month, and, to the extent eligible thereunder, will be included in the Company’s plans that provide benefits to executive employees, including, medical, dental, vision, disability, life insurance, 401(k) plan, sick days, vacation and holidays.  Mr. Sklar is also eligible to participate in all non-qualified deferred compensation and similar compensation, bonus and stock plans offered, sponsored or established by the Company on substantially the same or a more favorable basis as any other employee of the Company.

In the event that Mr. Sklar’s employment is terminated by the Company for cause or Mr. Sklar resigns, Mr. Sklar will be entitled to receive his then current base salary through the date his employment is terminated, but no other compensation of any kind.  In the event Mr. Sklar’s employment is terminated by the Company without cause, he will be entitled to receive as severance his then current base salary and monthly car allowance for the nine month period following his termination, and up to $10,000 for outplacement services.  In the event of a Change in Control (as defined in his employment agreement), if Mr. Sklar’s employment is terminated by his resignation within twelve months following such Change in Control, he shall be entitled to receive the outplacement services described above, and if his employment is terminated for “good reason” as defined in his employment agreement, within specified time periods before or after a Change in Control, he shall be entitled to receive a lump sum amount equal to 200% of his then current annual base salary and continuation of his car allowance for the 12-month period following such termination.

Mr. Sklar’s employment agreement includes non-competition and non-solicitation provisions which will end one year after Mr. Sklar’s employment ends and confidentiality provisions that continue indefinitely.

EXECUTIVE OFFICERS

The Board of Directors appoints the Company’s executive officers. Certain information concerning the Company’s executive officers is set forth below, except that information concerning Mr. McDaniel, the Company’s Chief Executive Officer, is set forth above under “Proposal 1—Election of Directors.”

Steve Weinberger, age 58, has served as Chief Financial Officer since August 2006.  From 2004 to 2006, Mr. Weinberger was Chief Financial Officer for Fiera Foods Co.  From 1999 to 2003, Mr. Weinberger was Senior Vice President of Finance at Canada Bread Company.  From 1979 to 1999, Mr. Weinberger was employed at Nabisco Canada, where he last served as Senior Vice President of Finance of the Christie Brown & Company division.  Mr. Weinberger received his honors Bachelor of Arts degree and MBA from York University.

Steve Sklar, age 46, has served as Senior Vice President — Marketing since August 1, 2005.  Prior to that, Mr. Sklar was Director of Marketing for Au Bon Pain from 2002 to 2005, Director of Marketing for Legal Seafoods from 2001 to 2002, owner of Gourmet Food Marketing Company from 1998 to 2001, and Vice President — Marketing for MC Retail Foods from 1986 to 1996.  Mr. Sklar received a Bachelor of Science degree in Food Marketing from the University of Massachusetts.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company leases a farming, processing and storage facility located on approximately 696 acres of land in Whatcom County, Washington from the Uptrail Group LLC, a limited liability company controlled by the former owners of Rader Farms, including Brad Rader, an officer of the Company.  The ground lease extends through May 17, 2017, and the lease payment is $43,500 per month.  The Company has a right of first offer prior to any sale of the leased premises during the term, and an option to purchase the premises until 90 days prior to expiration of the term.

Policy on Review of Related Person Transactions

It is the policy of the Board of Directors that all related party transactions must be approved by a majority of the disinterested members of the Board of Directors.  A related party transaction may not be approved by a single director.  For purposes of the policy, the term “related party transaction” means any transaction that is required to be disclosed in the Company’s proxy statements or other filings with the SEC pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934 and any material “conflict of interest” transaction with a director.

* * * * *

PROPOSAL 2 — APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE CORPORATE NAME

On March 23, 2010, the Board of Directors adopted a resolution to amend Article First of the Company’s Certificate of Incorporation, as amended, to change the name of the company from The Inventure Group, Inc. to Inventure Foods, Inc. The Board has determined the amendment to be advisable and recommends shareholders vote to approve the amendment. The following is the text of Article First of the Company’s Certificate of Incorporation, as proposed to be amended:

FIRST:  The name of the corporation is Inventure Foods, Inc. (the “Corporation”).

The Company believes that the proposed name change will promote the image of the Company as an effective, inventive, entrepreneurial company, and that the proposed name reflects that the Company is primarily focused on marketing and manufacturing snack food brands.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY’S
CERTIFICATE OF INCORPORATION TO EFFECT THE CORPORATE NAME CHANGE.

* * * * *

PROPOSAL 3 — RATIFICATION OF SELECTION OF
MOSS ADAMS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has selected Moss Adams LLP as independent public accountants to audit our consolidated financial statements for the 2010 fiscal year, ending December 25, 2010. This selection is being presented to the stockholders for their ratification at the Annual Meeting. Moss Adams LLP has served as our independent certified public accountants and has audited our consolidated financial statements since July 15, 2008. Representatives of Moss Adams LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.  Stockholder ratification of the selection of Moss Adams LLP as our independent public accountants is not required by our Bylaws or otherwise. We are submitting the selection of Moss Adams to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider its selection of Moss Adams LLP.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
VOTE FOR RATIFICATION OF THE SELECTION OF
MOSS ADAMS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

* * * * *

INDEPENDENT AUDITORS

Principal Accountant Fees and Services

The following table itemizes fees billed to the Company by (a) Deloitte during fiscal year 2008 thru July 14, 2008 and (b) Moss Adams for fiscal years 2008 and 2009:

	2008(1)	2008	2009
	Deloitte	MossAdams	MossAdams
Audit Fees (includes quarterly review procedures)	$377,325	$41,785	$196,735
Audit Related Fees (Fees related to the review of Form S-8 in 2008 and 2009	5,000	5,000	3,100

(1)          As previously disclosed, on July 15, 2008, the Company engaged Moss Adams LLP (“Moss Adams”) to replace Deloitte & Touche LLP as its new independent public accountants for the year ending December 27, 2008.

Audit Committee approval is required before an accountant is engaged to render audit or non-audit services unless (a) the engagement is entered into pursuant to detailed pre-approval policies established by the Audit Committee and such policies do not include delegation of the committee’s responsibilities to management or (b) the engagement is with respect to services other than audit, review or attest services and they aggregate less than 5% of the total paid to the accountant during the fiscal year, such services were not recognized by the Company at the time of the engagement to be non-audit and such services are promptly brought to committee’s attention and approved prior to completion of the audit.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that the Company’s directors, executive officers and persons who own more than 10% of the Company’s Common Stock file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.  Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representation that no other reports were required, during the fiscal year ended December 26, 2009, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that Larry Polhill filed one late Form 4 report covering one transaction that occurred in 2009 and one transaction that occurred in 2007, and Mark Howells filed two late Forms 4 covering one transaction that occurred in 2009.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

If any stockholder intends to present a proposal to be considered for inclusion in the Company’s proxy material in connection with the 2011 Annual Meeting of Stockholders, the proposal must be on matters appropriate for stockholder action, in proper form and otherwise consistent with the rules and regulations under the Exchange Act and the Company’s Bylaws, and received by the Secretary of the Company on or before December 17, 2010.  Proposals should be directed to the Company’s Secretary, The Inventure Group, Inc., 5415 East High Street, Suite 350, Phoenix, Arizona 85054.

OTHER BUSINESS

The Board of Directors does not know of any business to be brought before the Annual Meeting other than the matters described in the Notice of Annual Meeting.  However, if any other matters are properly presented for action, it is the intention of each person named in the accompanying proxy to vote said proxy in accordance with his judgment on such matters.

AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO STOCKHOLDERS

The Company is required to provide an Annual Report to stockholders who receive this proxy statement.  The Company will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record.  Additional copies of the Annual Report, along with copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 26, 2009 (not including documents incorporated by reference), are available without charge to stockholders upon written request to the Company: The Inventure Group, Inc., Attention: Corporate Secretary, 5415 East High Street, Suite 350, Phoenix, Arizona 85054.  You may review the Company’s filings with the Securities and Exchange Commission by visiting the Company’s website at www.inventuregroup.net.

* * * * *

ANNUAL MEETING OF STOCKHOLDERS OF

THE INVENTURE GROUP, INC.

May 20, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Company’s Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy and 2009 Annual Report

are available at www.inventuregroup.net by choosing “Investors” and then the “Annual Report and Proxy” links.

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

 Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS
“FOR” THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION, AND FOR THE RATIFICATION OF SELECTION OF MOSS ADAMS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors:

NOMINEES:

☐	FOR ALL NOMINEES	☐	Ashton D. Asensio
		☐	Macon Bryce Edmonson
☐	WITHHOLD AUTHORITY	☐	Mark S. Howells
	FOR ALL NOMINEES	☐	Ronald C. Kesselman
		☐	Larry R. Polhill
☐	FOR ALL EXCEPT	☐	Itzhak Reichman
	(See instructions below)	☐	Terry McDaniel

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

			FOR	AGAINST	ABSTAIN
2.	Approve an amendment to the Certificate of Incorporation to change corporate name to Inventure Foods, Inc.		☐	☐	☐

3.	Ratify selection of Moss Adams LLP as independent public accountants.		☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

THE INVENTURE GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Terry McDaniel and Steve Weinberger, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of Common Stock, par value $.01 per share, of The Inventure Group, Inc. (the “Company”) held of record by the undersigned on March 31, 2010, at an Annual Meeting of Stockholders of the Company to be held on May 20, 2010 or any adjournments or postponements thereof (the “Annual Meeting”), on the matters set forth on the reverse side of this Proxy, and, in their discretion, upon all matters incident to the conduct of the Annual Meeting and upon such other matters as may properly be brought before the Annual Meeting. This Proxy revokes all prior proxies given by the undersigned.

This proxy, when properly executed, will be voted in the manner directed herein.  If no direction is made, this Proxy will be voted FOR All Nominees in the Election of Directors, FOR the Amendment to the Certificate of Incorporation to change the Company name, and FOR the Ratification of Moss Adams LLP as Independent Public Accountants.

(Continued and to be signed on the reverse side)

01234